Tortoise Energy Independence Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 93.6%	Shares	Value
Canada Crude Oil Pipelines - 1.4%
Enbridge, Inc.	23,865	$821,433

Canada Natural Gas/Natural Gas Liquids Pipelines - 1.3%
TC Energy Corp.	19,745	780,915

Canada Oil and Gas Production - 2.3%
Suncor Energy, Inc.	40,528	1,392,542

United States Natural Gas Gathering/Processing - 3.7%
Kinetik Holdings, Inc.	5,678	200,547
Kodiak Gas Services, Inc.	79,293	2,021,971
		2,222,518

United States Natural Gas/Natural Gas Liquids Pipelines - 21.4%
Cheniere Energy, Inc.	37,456	5,813,172
Excelerate Energy, Inc.	6,209	97,481
Kinder Morgan, Inc.	56,165	976,709
NextDecade Corp.(a)	55,204	253,386
ONEOK, Inc.	8,500	638,520
Targa Resources Corp.	37,880	3,721,332
The Williams Companies, Inc.	36,175	1,300,130
		12,800,730

United States Oil and Gas Production - 58.7%
Chevron Corp.	18,828	2,862,044
ConocoPhillips	21,747	2,447,407
Coterra Energy, Inc.	50,396	1,299,209
Devon Energy Corp.	90,404	3,983,200
Diamondback Energy, Inc.	37,179	6,785,912
EOG Resources, Inc.	23,070	2,640,592
EQT Corp.	117,402	4,361,484
Exxon Mobil Corp.	43,043	4,498,855
Marathon Oil Corp.	81,694	1,981,080
Occidental Petroleum Corp.	43,302	2,624,534
Pioneer Natural Resources Co.	6,795	1,598,116
		35,082,433

United States Other - 2.1%
Baker Hughes Co.	38,763	1,146,997
Darling Ingredients, Inc.(a)	1,957	82,801
		1,229,798

United States Renewables and Power Infrastructure - 2.7%
American Electric Power Co., Inc.	2,921	248,840
Constellation Energy Corp.	8,071	1,359,560
		1,608,400
TOTAL COMMON STOCKS (Cost $33,350,486)		55,938,769

MASTER LIMITED PARTNERSHIPS - 21.9%	Units	Value
United States Natural Gas Gathering/Processing - 4.1%
Western Midstream Partners LP	72,535	2,426,296

United States Natural Gas/Natural Gas Liquids Pipelines - 11.2%
Energy Transfer LP	293,256	4,293,267
Enterprise Products Partners LP	89,274	2,450,571
		6,743,838

United States Oil and Gas Production - 2.3%
Mach Natural Resources LP	26,315	484,196
TXO Partners LP	50,000	887,000
		1,371,196

United States Refined Product Pipelines - 4.3%
MPLX LP	66,440	2,553,953
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $9,369,351)		13,095,283

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.25%(b)	360,823	360,823
TOTAL SHORT-TERM INVESTMENTS (Cost $360,823)		360,823

TOTAL INVESTMENTS - 116.1% (Cost $43,080,660)		$69,394,875
Other Asset in Excess of Liabilities – 0.1%		48,405
Credit Facility Borrowings - (16.2)%		(9,700,000)
TOTAL NET ASSETS - 100.0%		$59,743,280

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Tortoise Energy Independence Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$55,938,769	$–	$–	$55,938,769
Master Limited Partnerships	13,095,283	–	–	13,095,283
Money Market Funds	360,823	–	–	360,823
Total Assets	$69,394,875	$–	$–	$69,394,875

Refer to the Schedule of Investments for industry classifications.